                                                                    EXHIBIT 10.8

               ASSIGNMENT/TRANSFER OF INTELLECTUAL PROPERTY RIGHTS

      In consideration of the sum of $21,600.00 USD, the receipt and sufficiency of which is hereby acknowledged by Essentially Yours Industries Corp whose principal business address is #201 -- 8322 -- 130th Street Surrey, B.C. V3W 8J9 ("Assignor") the Assignor hereby sells, assigns and transfers to Essentially Yours Industries, Inc. whose principal business address is 3960 -- Howard Hughes Parkway, Suite 500, Las Vegas, NV 89109 ("Assignee"), all of its right, title and interest that it may have in and to those certain Trademarks or copyrighted marks as more specifically set out and identified on Schedule A (the "Marks") and those certain formulas ("Formulas") to certain products as more specifically set out and identified on Schedule A. The Assignee accepts the assignment as set out herein.

      The Assignor acknowledges that it has been paid in full for its right, title and interest in and to the Marks and Formulas.

      The Assignor further states that it waives all legal and moral rights in respect of all the intellectual property on its behalf and on behalf of its successors and assigns.

      The Assignor undertakes to do all things reasonably necessary to give the effect to this assignment, including obtaining any assignments and waivers, and executing any written documents to give effect to this assignment and to deliver to the Assignee all copies of the Formulas in its possession or control.

      The Assignor will execute such further documents, without further consideration, as may be necessary or desirable to record the title of the Assignee.

      This assignment will be governed by the laws of the State of Nevada.

Essentially Yours Industries Corp         Essentially Yours Industries, Inc.


By:  /s/ Barry LaRose                     By:   /s/ Jay Sargeant
    ----------------------------------        ----------------------------------
Name:    Barry LaRose                     Name:     Jay Sargeant
      --------------------------------          --------------------------------
Title:   President                        Title:    President
      --------------------------------          --------------------------------

Date:   August 28, 2002                   Date:     August 28, 2002
      --------------------------------          --------------------------------

SCHEDULE A
Canadian Trademarks

Product           Status                        Owner
-------           ------                        -----
Sea Krit(R)       Registered trademark          Michel Grise Consultants Inc.
Neo Cell(R)       Registered trademark          Michel Grise Consultants Inc.
Melan Plus(R)     Registered trademark          Michel Grise Consultants Inc.
Golden Treat(R)   Registered trademark          Michel Grise Consultants Inc.
Definition(R)     Registered trademark          Michel Grise Consultants Inc.
Emulgent(R)       Registered trademark          Michel Grise Consultants Inc.
Agrisept-L(R)     Registered trademark          Michel Grise Consultants Inc.
Beaugest(R)       Registered trademark          Michel Grise Consultants Inc.
Citrex(R)         Registered trademark          Michel Grise Consultants Inc.
Calorad(R)        Registered trademark          Michel Grise Consultants Inc.
NRG               Abandoned                     Michel Grise Consultants Inc.
Triomin           Abandoned                     Michel Grise Consultants Inc.
Bellaffina(TM)    Allowed ITU filed             Michel Grise Consultants Inc.
Parablast(TM)     Allowed ITU filed             Michel Grise Consultants Inc.
Livocare                                        Michel Grise Consultants Inc.
Ultra Form                                      Michel Grise Consultants Inc.

American Trademarks

Product                         Status                          Owner
-------                         ------                          -----
Calo Plus                       ITU app. filed                  EYI Corp
Essentially Smart               ITU app. filed                  EYI Corp.
Essential Marine(R)             Registered trademark            EYI Corp
Essential Omega(TM)             ITU, Abandoned                  EYI Corp
Iso greens(TM)                  ITU app. was Allowed            EYI Corp
Noni Plus(TM)                   ITU app. was Allowed            EYI Corp
Nutri Bears(TM)                 ITU app. was Allowed            EYI Corp
Oxy Up(TM)                      ITU app. was Allowed            EYI Corp
AL-O-E                          ITU app. Abandoned              EYI Corp
AL-O-EE                         ITU app. Abandoned              EYI Corp
Megasense(TM)                   Allowed                         EYI Corp
Risogreens(TM)                  Allowed                         EYI Corp
It's All Here(TM)               ITU app. Trademark app. Sent    EYI Corp
Citri-plus(R)                   Registered trademark            EYI Corp
Essentially Yours(R)            Registered trademark            EYI Corp
Essentially Yours Industries(R) Registered trademark            EYI Corp

** ITU refers to Intent to use application for trademark.

Formulas

Product
-------

All products listed above whose trademark is indicated to be owned by EYI Corp plus the following:
An Ox4              + any trademark or copyright rights relating thereto
C-Essence           + any trademark or copyright rights relating thereto
Essential Paradise  + any trademark or copyright rights relating thereto
IFG Supreme         + any trademark or copyright rights relating thereto
Triomin             + any trademark or copyright rights relating thereto
Essential Oils      + any trademark or copyright rights relating thereto
                    (Essential Oils include Image, Oh Baby Baby, Only You,
                    Quantum, Sensational, Signature Series, That Hair stuff and
                    WOW)